Exhibit 99.1

Westrock Coffee Company Announces Additional $25 Million Equity Investment

Incremental to the Previously Announced $75.0 Million Equity Investment to Support Long-term Growth Strategy

LITTLE ROCK, Ark., July 18, 2023 (GLOBE NEWSIRE) – Westrock Coffee Company (NASDAQ: WEST) (“Westrock Coffee” or the “Company”) today announced that it has entered into a definitive agreement with the Arkansas Teacher Retirement System (“ARTRS”) to make an aggregate investment of $25 million in the Company through the purchase of 2,500,000 shares of Company common stock at a price of $10.00 per share. This announcement represents an incremental investment over and above the $75 million equity investment the Company previously announced on June 30, 2023.

Scott T. Ford, CEO and Co-founder stated, “We are excited to announce today’s decision by ARTRS to invest $25 million in Westrock Coffee, which adds to the $75 million equity investment we announced last month committed by HF Capital, one of our original investors, and the Herbert Hunt family, a new investor. As an Arkansas-based company, we are excited to partner with a new long-term investor who believes in our vision and provides such an important service to educators in our great state. The additional capital from ARTRS will support our continued strategic efforts to expand our extracts and ready-to-drink business at our Conway, Arkansas facility which remains the gateway to future EBITDA expansion and a key enabler of future growth.”

Mark White, Executive Director of ARTRS stated, “We are proud to announce this partnership with Arkansas-based Westrock Coffee Company. This investment contributes to the retirement security of Arkansas educators, but it also supports jobs and economic expansion for Arkansas. That benefits everyone in our state - Arkansas educators, taxpayers, and families.”

The investments by HF Capital, the Herbert Hunt family, and ARTRS are expected to close in August 2023, subject to the satisfaction of customary closing conditions. These equity investments, together with the Company’s previously announced credit agreement amendment, represent the culmination of the Company’s capital plan to ensure the necessary financing is in place to complete not only Phase 1 and 2 of the Company’s coffee extracts and ready-to-drink facility, which consist of high-speed can and glass bottle lines, a multi-serve bottle line, and bag-in-box and bulk lines, but also the two additional can lines and an industry leading product development lab and FDA certified pilot plant the Company announced on June 30, 2023.

Wells Fargo Securities served as a Capital Markets Advisor to Westrock Coffee. Wachtell, Lipton, Rosen & Katz served as legal counsel to Westrock Coffee.

About Westrock Coffee Company

Westrock Coffee is a leading integrated coffee, tea, flavors, extracts, and ingredients solutions provider in the U.S., providing coffee sourcing, supply chain management, product development, roasting, packaging, and distribution services to the retail, foodservice and restaurant, convenience store and travel center, non-commercial, CPG, and hospitality industries around the world. With offices in 10 countries, the Company sources coffee and tea from 35 origin countries. For more information, please visit www.investors.westrockcoffee.com.

Securities Act Disclosure

The securities described in this release are being sold pursuant to an exemption from registration under the Securities Act of 1933, as amended.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities described herein, nor shall there be any offer, solicitation or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict" "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the build-out of the Company's Conway, Arkansas manufacturing facility and distribution center, the plans, expectations, and intentions of Westrock Coffee, the expected timing for the closing of the equity investment transactions, and other statements that are not historical facts. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the management of Westrock Coffee as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor, or others, as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Westrock Coffee. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the satisfaction or waiver of the conditions to closing the proposed equity investment transaction on the anticipated timeframe or at all (including the possibility that the proposed transaction does not close); negative effects of this announcement or the consummation of the proposed investment on the market price of Westrock Coffee’s common stock and/or operating results; changes in domestic and foreign business, market, financial, political, and legal conditions; risks relating to the uncertainty of the projected financial information with respect to Westrock Coffee; risks related to the rollout of Westrock Coffee's business and the timing of expected business milestones;

the effects of competition on Westrock Coffee's business; the ability of Westrock Coffee to issue equity or equity-linked securities or obtain debt financing in the future; the risk that Westrock Coffee fails to fully realize the potential benefits of acquisitions or has difficulty successfully integrating acquired companies; the availability of equipment and the timely performance by suppliers involved with the build-out of the Conway, Arkansas manufacturing facility and distribution center; the loss of significant customers; and those factors discussed in Westrock Coffee’s annual report on Form 10-K, under the heading “Item 1A. Risk Factors”, and other documents Westrock Coffee has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Westrock Coffee does not presently know, or that Westrock Coffee currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect Westrock Coffee's expectations, plans, or forecasts of future events and views as of the date of this communication. Westrock Coffee anticipates that subsequent events and developments will cause Westrock Coffee's assessments to change. However, while Westrock Coffee may elect to update these forward-looking statements at some point in the future, Westrock Coffee specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as a representation of Westrock Coffee's assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Media:

ICR for Westrock Coffee: Westrock@icrinc.com

Investor Contact:

ICR for Westrock Coffee: WestrockCoffeeIR@icrinc.com

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